                                                                   EXHIBIT 10.4

                            ISDA-REGISTERED TRADEMARK-

               INTERNATIONAL SWAPS AND DERIVATIVES ASSOCIATION, INC.

                                    SCHEDULE
                                     TO THE
                                MASTER AGREEMENT
                           DATED AS OF 25 JANUARY 2001

                                     BETWEEN
                         NATIONAL AUSTRALIA BANK LIMITED
                              (ABN 12 004 044 937)
                                   ("PARTY A")
                                       AND
                        PERPETUAL TRUSTEE COMPANY LIMITED
     (ABN 42 000 001 007) AS TRUSTEE FOR THE HOMESIDE MORTGAGE SECURITIES
                                    TRUST 2001-1
                                   ("PARTY B")
                                       AND
                        HOMESIDE GLOBAL MBS MANAGER, INC.
                            ("GLOBAL TRUST MANAGER")

PART 1.  TERMINATION PROVISIONS

In this Agreement:

(a)  "SPECIFIED ENTITY" in relation to:

     (i)  Party A, is not applicable; and

     (ii) Party B, is not applicable.

(b) "SPECIFIED TRANSACTION" will have the meaning specified in Section 14 of this Agreement.

(c) The "AUTOMATIC EARLY TERMINATION" provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(d)  PAYMENTS ON EARLY TERMINATION. For the purpose of Section 6(e) of this
     Agreement:

      (i) A. in respect of the Basis Swap, Loss will apply;

          B. in respect of the Fixed Swap, Market Quotation will apply;

     (ii) The Second Method will apply;

    (iii) the definition of "Loss" in Section 14 of this Agreement is amended by

--------
      Parts 1-5 are subject to Part 6:  Securitisation Provisions.

           adding the following sentence at the end of that definition:

           "However, in relation to a Terminated Transaction that is a Basis Swap, each party's Loss is deemed to be zero."

(e)  "TERMINATION CURRENCY" will be Australian dollars.

(f)  ADDITIONAL TERMINATION EVENT. Not Applicable.

PART 2.  TAX REPRESENTATIONS

(a) PAYER REPRESENTATIONS. For the purpose of Section 3(e) of this Agreement, Party A will make the following representation and Party B will make the following representation:

     It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

      (i) the accuracy of any representations made by the other party pursuant to Section 3(f) (as the case may be) of this Agreement;

     (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and

    (iii) the satisfaction of the agreement of the other party contained in
          Section 4(d) of this Agreement,

     provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) PAYEE TAX REPRESENTATION. For the purpose of Section 3(f) of this Agreement, Party A and Party B will make the representation:

     It is an Australian resident and does not derive the payments under this Agreement in part or whole carrying on business in a country outside Australia at or through a permanent establishment of itself in that country.

PART 3.  AGREEMENT TO DELIVER DOCUMENTS

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents, as applicable:

(a)  TAX FORMS, DOCUMENTS OR CERTIFICATES TO BE DELIVERED ARE:

PARTY REQUIRED TO DELIVER   FORM/DOCUMENT/CERTIFICATE             DATE BY WHICH TO BE DELIVERED    COVERED BY SECTION
DOCUMENT                                                                                           3(d) REPRESENTATIONS


Party A and Party B         Any document or certificate           On the earlier of (a) as soon    No
                            reasonably required or reasonably     as reasonably practical
                            requested by Party A or Party B in    following learning that such
                            connection with its obligations to    document or certificate is
                            make a payment under this Agreement   required and (b) as soon as
                            which would enable that party to      reasonably practicable
                            make the payment free from any        following a request by the
                            deduction or withholding for or on    other party.
                            account of Tax or as would reduce
                            the rate at which deduction or
                            withholding for or on account of
                            Tax is applied to that payment.

(b)      OTHER DOCUMENTS TO BE DELIVERED ARE:

PARTY REQUIRED TO DELIVER   FORM/DOCUMENT/CERTIFICATE             DATE BY WHICH TO BE DELIVERED    COVERED BY SECTION
DOCUMENT                                                                                           3(d) REPRESENTATIONS
Party A and Party B         A of authorised signatories           On execution of this Agreement   Yes
                            for the party and, if so requested    or any relevant Confirmation
                            by the other party, evidence          and when the list is updated.
                            satisfactory in form and substance
                            to the other party of the authority
                            of the authorised signatories of
                            the party to execute this Agreement
                            and any Confirmation on behalf of
                            the party.

Party A and Party B         A legal opinion as to the validity    At any time prior to the first   Yes
                            and enforceability of that party's    Issue Date.
                            obligations under this Agreement in
                            form and substance (and issued by
                            legal counsel) reasonably
                            acceptable to each other party.



Global Trust Manager (to    A copy (certified by an Authorised    In the case of each Credit       Yes
be delivered to Party A)    Person of the Global Trust Manager    Support Document, within 5
                            to be a true and complete copy) of    Business Days (or such period
                            each Credit Support Document in       as Party A agrees to) of
                            respect of Party B and (without       execution of this Agreement
                            limiting any obligation Party B may   (provided that it must be
                            have under the terms of the Credit    received by the first Issue
                            Support Documents to notify Party A   Date) and, in the case of an
                            of amendments) a copy (certified by   amending document, within 5
                            an Authorised Person of the Global    Business Days (or such other
                            Trust Manager to be a true and        period as Party A agrees to)
                            complete copy) of any document that   of execution of the amending
                            amends in any way the terms of any    document.
                            Credit Support Document.

Global Trust Manager (to    Certified (by an Authorised Person    Within 5 Business Days of        Yes
be delivered to Party A)    of the Global Trust Manager) copy     execution of this Agreement,
                            of the Master Trust Deed,             provided that they must be
                            Supplemental Deed, Class A Note       delivered by the first Issue
                            Conditions, Definitions Schedule      Date.
                            and Note Trust Deed.

PART 4.  MISCELLANEOUS

(a)  ADDRESSES FOR NOTICES.  For the purpose of Section 12(a) of this
                             Agreement:

     ADDRESS FOR NOTICES OR COMMUNICATIONS TO PARTY A:

     ADDRESS:        3rd Floor, 271 Collins Street, Melbourne   VIC   3000

     ATTENTION:      Senior Executive Securitisation

     TELEX NO:       Not applicable     ANSWERBACK:   Not applicable

     FACSIMILE NO:  (613) 9659 6927     TELEPHONE NO:     [#]

     ELECTRONIC MESSAGING SYSTEM DETAILS:
              elizabeth_steenson@nag.national.com.au

     ADDRESS FOR NOTICES OR COMMUNICATIONS TO PARTY B:

     ADDRESS:       Level 3, 39 Hunter Street, Sydney   NSW   2000

     ATTENTION:     Manager, Securitisation

     TELEX NO:      Not applicable        ANSWERBACK:   Not applicable

     FACSIMILE NO:  612 9221 7870         TELEPHONE NO: 612 9229 9000

     ELECTRONIC MESSAGING SYSTEM DETAILS:               Not applicable

     All notices or communications to Party B to be copied to the Global Trust Manager at the address below

     ADDRESS FOR NOTICES OR COMMUNICATIONS TO GLOBAL TRUST MANAGER:

     ADDRESS: 7301 Baymeadows Way, Jacksonville Florida 32256 United States of America

     ATTENTION:     General Counsel

     TELEX NO:      Not applicable         ANSWERBACK:  Not Applicable

     FACSIMILE NO:  904 281 3062         TELEPHONE NO:  904 281 3000

     ELECTRONIC MESSAGING SYSTEM DETAILS:   rjjacobs@homeside.com

(b)  PROCESS AGENT. For the purpose of Section 13(c) of this Agreement:

     (i)  Party A appoints as its Process Agent: Nil.

     (ii) Party B appoints as its Process Agent: Nil.

(c)  OFFICES. The provisions of Section 10(a) will not apply to this Agreement.

(d)  MULTIBRANCH PARTY. For the purpose of Section 10(c) of this Agreement:

     Neither Party A nor Party B is a Multibranch Party.

(e) CALCULATION AGENT. The Calculation Agent is Party A, unless otherwise specified in a Confirmation in relation to the relevant Transaction.

(f)  CREDIT SUPPORT DOCUMENT. Details of any Credit Support Document:

     (i)  in relation to Party A: nil

     (ii) in relation to Party B: the Master Security Trust Deed and the Deed of Charge.

(g) CREDIT SUPPORT PROVIDER. Credit Support Provider means in relation to Party A and Party B: nil.

(h) GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws in force in the Australian Capital Territory and each party submits to the non-exclusive jurisdiction of the courts of the Australian Capital Territory. Section 13(b)(i) is deleted and replaced by the following:

     "(ii) submits to the non-exclusive jurisdiction of the courts of the Australian Capital Territory; and".

(i) NETTING OF PAYMENTS. Subparagraph (ii) of Section 2(c) of this Agreement will not apply to any Transactions.

(j) "AFFILIATE" will have the meaning specified in Section 14 of this Agreement. For the purpose of Section 3(c), Party A is deemed not to have any Affiliates.

PART 5.  OTHER PROVISIONS

(1)  PAYMENTS: In Section 2:

     (a)  In Section 2(a)(i) add the following sentence:

          "Each payment will be by way of exchange for the corresponding payment or payments payable by the other party."

     (b) In Section 2(a)(ii), the first sentence is deleted and replaced with the following sentence:

          "Unless specified otherwise in this Agreement, payments under this Agreement will be made by 4.00pm (Melbourne time) on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds, free of any set-off, counterclaim, deduction or withholding (except as expressly provided in this Agreement) and in the manner customary for payment in the required currency."

     (c) Insert new paragraph (iv) in Section 2(a) immediately after Section 2(a)(iii) as follows:

          "(iv) The condition precedent in Section 2(a)(iii)(1) does not apply to a payment due to be made by a party if it has satisfied all its payment obligations under Section 2(a)(i) of this Agreement and has no future payment obligations, whether absolute or contingent under Section 2(a)(i)."

     (d)  Add the following new sentence to Section 2(b):

          "Each new account so designated shall be in the same tax jurisdiction as the original account."

     (e)  Insert the following new Section 2(f):

          "(f) If on a Payment Date an amount would otherwise be payable by Party A pursuant to Section 2(c) in respect of the Basis Swap, then such amount will be satisfied in part or in whole, as the case may be, to the extent of the then Prepayment Adjusted Amount (if any) by Party B deducting that amount from the Collateral Account."

(2)      REPRESENTATIONS:  In Section 3:

     (a) Section 3(a)(v) is amended by inserting immediately after the words "creditors' rights generally" the following:

          "(including in the case of a party being an authorised deposit-taking institution under the Banking Act 1959 (Cwlth)), section 13A(3) of the Banking Act 1959

          (Cwlth) and section 86 of the Reserve Bank Act 1959 (Cwlth) or any analogous provision under any other law applicable to a party),"

     (b)  Insert new paragraphs (g) and (h) in Section 3 immediately after
          Section 3(f):

          "(g) RELATIONSHIP BETWEEN PARTIES. Each party will be deemed to represent to each other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

          (i) NON-RELIANCE. It is acting for its own account or, in the case of Party B, as trustee of the Trust, and it has made its own independent decisions to enter into that Transaction or, in the case of Party B, has been directed to do so by the Global Trust Manager and as to whether that Transaction is appropriate or proper for it based upon its own judgement and upon advice from such advisers as it has deemed necessary or, in the case of Party B, at the direction of the Global Trust Manager. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction will not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party will be deemed to be an assurance or guarantee as to the expected results of that Transaction.

          (ii) EVALUATION AND UNDERSTANDING. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

         (iii) STATUS OF PARTIES. No other party is acting as a fiduciary or an adviser to it in respect of that Transaction (other than, in the case of Party B, the Global Trust Manager).

     (h)  TRUST. By Party B, in respect of Party B only:

          (i) TRUST VALIDLY CREATED. The Trust has been validly created and is in existence at the date of this Agreement.

          (ii) SOLE TRUSTEE. It has been validly appointed as trustee of the Trust and is presently the sole trustee of the Trust.

         (iii) NO PROCEEDINGS TO REMOVE. No notice has been given to it and to its knowledge no resolution has been passed, or direction or notice has been given, removing it as trustee of the Trust.

          (iv) POWER. It has power under the Master Trust Deed to enter into this Agreement and the Credit Support Documents in its capacity as trustee of the Trust.

          (v) GOOD TITLE. It is the legal owner of, or has equitable title to (as applicable), the Assets of the Trust and has power under the Master Trust Deed to mortgage or charge them in the manner provided in the Credit Support Documents and, subject only to the Credit Support Documents and any Security Interest permitted under the Credit Support Documents, those Assets are free of all other Security Interests (except for Party B's right of indemnity out of the Assets of the Trust)."

(3A) COLLATERALISATION OF PARTY A'S OBLIGATIONS UNDER THE FIXED SWAP (S&P): If at any time Party A in respect of the Fixed Swap does not have a short-term credit rating from S&P equal to or higher than S&P's Prescribed Rating, it must, at its cost alone:

     (a) immediately seek to enter into, and enter into by no later than 30 days after Party A ceases to have S&P's Prescribed Rating, an agreement to novate all of its rights and obligations under this Agreement as Party A to a replacement swap counterparty which has a short-term credit rating from S&P equal to or higher than S&P's Prescribed Rating; and

     (b)  until the novation to the replacement swap counterparty referred to in
          (a) above is effective:

          (i) continue to fulfill its obligations as Party A under this Agreement in accordance with the terms of this Agreement;

          (ii) upon the expiration of 30 days after becoming aware that it does not have a short-term credit rating from S&P equal to or higher than S&P's Prescribed Rating deposit in the Collateral Account an amount equal to the CCA; and

          (iii) on each day which is 30 days after a previous payment of the CCA, ensure that an amount has been deposited into the Collateral Account by Party A equal to the CCA (without duplication of any amount previously paid).

     If Party A is unable to effect a transfer in accordance with paragraph (a) above within 30 days, or if Party A so elects, it must enter into such other arrangements in respect of the Fixed
     Rate Swap which are satisfactory to the Global Trust
     Manager and which each Current Rating Agency confirms will not result in an Adverse Rating Effect.

     Party A may satisfy its obligations following a withdrawal or downgrade of a credit rating in any of the above manners as it elects from time to time.

     Where Party A transfers its rights and obligations to a replacement swap counterparty in accordance with paragraph (a) above, Party B, at the direction of the Global Trust Manager, and each other party to this Agreement shall do all things necessary at the cost of Party A to novate the relevant rights and obligations to the replacement swap counterparty.

(3B) COLLATERALISATION OF PARTY A'S OBLIGATIONS UNDER THE FIXED SWAP (OTHER RATING AGENCIES)

     (a) If on any Determination Date Party A in respect of the Fixed Swap does not have a credit rating equal to or higher than the Prescribed Ratings from Moody's or Fitch then on the earlier of:

          (i) 30 days after such downgrade, if and while Party A has a long term credit rating of at least A-2 by Moody's or a short term credit rating of at least F-1+ by Fitch; and

          (ii) otherwise, 5 days after such downgrade,

          Party A must at its cost either:

          (A) put in place an appropriate mark-to-market collateral agreement (consisting of either cash or securities) or which may be based on any agreement reached between the parties, in support of its obligations under the Agreement, PROVIDED that Party A and Party B receive prior written confirmation from each Current Rating Agency mentioned above that the rating assigned to the Notes then outstanding by each Current Rating Agency mentioned above is not adversely affected by the downgrade following such collateral arrangements being put in place;

          (B) novate all its rights and obligations with respect to this Agreement to a replacement counterparty acceptable to the Global Trust Manager, Party B and each Current Rating Agency on substantially the same terms as this Agreement; or

          (C) enter into other arrangements satisfactory to the Issuer Trustee and the Global Trust Manager which each Current Rating Agency confirms will not result in an Adverse Rating Effect.

     (b) Party A may satisfy its obligations following a withdrawal or downgrade of a credit rating in any of the above manners as it elects from time to time.

     (c) Where Party A transfers its rights and obligations to a replacement swap counterparty in accordance with paragraph (a)(B) above, Party B, at the direction of the Global Trust Manager, and each other party to this Agreement shall do all things necessary at the cost of Party A to novate the relevant rights and obligations to the replacement swap counterparty.

(3C) GENERAL COLLATERALISATION PROVISIONS

     (a) If, at any time, Party A's obligations under this Agreement are transferred in accordance with any of Parts 5(3A), (3B), (4), (5) or
          (6) above, Party A shall be, provided that all costs of the transfer have been satisfied by Party A, immediately entitled to any collateral which it has provided under any of Parts 5(3A), (3B), (4), (5) or (6) (less any amount withdrawn in accordance with sub-paragraph (b) below).

     (b) Party B may only make withdrawals from the Collateral Account if directed to do so by the Global Trust Manager and then only for the purpose of:

          (i) transferring obligations under this Agreement in accordance with any of

               Parts 5(3A), (3B), (4), (5) or (6) (including the costs of obtaining a replacement counterparty);

          (ii) refunding to Party A any excess in the amount of any collateral deposited to the Collateral Account over the amount Party A is required to maintain under any of Parts 5(3A), (3B), (4), (5) or
                (6);

          (iii) withdrawing any amount which has been incorrectly deposited into the Collateral Account;

          (iv) paying any relevant bank charges, financial institutions duty, bank accounts debit tax or other equivalent Taxes payable in respect of the Collateral Account; or

          (v) funding the amount of any payment due to be made by Party A under this Agreement following the failure by Party A to make that payment.

          The Global Trust Manager must direct Party B to, and Party B must, refund or pay to Party A the amount of any payment which may be made to Party A under (ii) or (iii) above as soon as such refund or payment is possible.

     (c) All interest on the Collateral Account will accrue and be payable monthly to Party A providing the amount deposited to the Collateral Account is not less than the amount Party A is required to maintain under the collateral agreement contemplated by any of Parts 5(3A),
          (3B), (4), (5) or (6).

(4) PREPAYMENT OF OBLIGATIONS UNDER BASIS SWAP: If on any Determination Date, Party A (in respect of the Basis Swap) does not have a short-term credit rating equal to or higher than the Prescribed Rating from any Current Rating Agency Party A (in respect of the Basis Swap) must do one of the following:

     (a) (PREPAYMENT): subject to Part 5(5) and Part 5(6) of this Schedule, on the relevant Payment Date next following that Determination Date (each a "PREPAYMENT DATE") pay to Party B the Net Prepayment Amount (if any) for the Interest Period commencing on that Prepayment Date by depositing such Net Prepayment Amount into the Collateral Account in cleared funds; or

     (b) (OTHER ARRANGEMENTS): enter into some other arrangement in respect of the Basis Swap which is satisfactory to the Global Trust Manager and Party B and which each Current Rating Agency confirms will not result in an Adverse Rating Effect.

     Party A may satisfy its obligations following a withdrawal or downgrade of a credit rating in any of the above manners as it elects from time to time.

(5) CONDITIONS FOR MAINTAINING CASH COLLATERAL AND NET PREPAYMENT AMOUNT IN COLLATERAL ACCOUNT:

     (a) (CONDITIONS FOR DEPOSITING): No amount may be deposited into the Collateral Account unless:

          (i)  the Collateral Account is held with an Eligible Bank; or

          (ii) either:

               (A)  the Collateral Account is not held with an Eligible Bank; or

               (B) the Collateral Account is held with an Eligible Bank which has a short term credit rating by each Current Rating Agency of lower than the Prescribed Ratings from each Current Rating Agency, and, in each case, a standby guarantee with an entity rated sufficiently by each Current Rating Agency has been entered into to support the obligations of the entity with whom the Collateral Account is held, to repay from, in accordance with normal banking practice, moneys deposited and to be deposited into the Collateral Account.

     (b)  (TRANSFER OF NET PREPAYMENT AMOUNT):

          (i) (CANNOT BE DEPOSITED): If on any Prepayment Date an amount cannot be deposited into the Collateral Account pursuant to Part 5(5)(a) of this Schedule, Party B must, at the direction of the Global Trust Manager, immediately establish a new interest bearing account with an Eligible Bank and deposit the amount of each Net Prepayment Amount into the new account (and, pending the opening of such new account, deposit such amount into the Collections Account).

          (ii) (CANNOT CONTINUE TO BE DEPOSITED): If any amount has been deposited into the Collateral Account, but Party B becomes aware that such amount cannot continue to be deposited in the Collateral Account pursuant to Part 5(5)(a) of this Schedule, Party B must, at the direction of the Global Trust Manager:

               (A) immediately establish a new interest bearing account with an Eligible Bank and transfer each such amount standing to the credit of the Collateral Account to the new account; and

               (B) deposit each such amount it receives pursuant to Part 5(4)(a) of this Schedule into such new account.

(6)      ADJUSTMENTS TO PREPAYMENTS UNDER THE BASIS SWAP:

     (a)  (ADJUSTMENTS WHEN THE VARIABLE RATE IS LESS THAN THE THRESHOLD RATE):
          If Party A elects to pay to Party B the Net Prepayment Amount on a Prepayment Date pursuant to Part 5(4)(a) and that Net Prepayment
          Amount:

          (i) exceeds the amount remaining after deducting from the Prepayment Adjusted Amount (if any) for that Prepayment Date, the amount to be satisfied from it on that Prepayment Date pursuant to Section 2(f), then the aggregate amount which Party A is liable to pay to Party B into the Collateral Account under Part 5(4)(a) is the amount of the excess and such amount will be paid as a prepayment of Party A's obligations under the Basis Swap; or

          (ii) is less than the amount remaining after deducting from the Prepayment

               Adjusted Amount (if any) for that Prepayment Date, the amount to be satisfied from it on that Prepayment Date pursuant to Section 2(f), then Party B must pay to Party A the amount of the difference from the Collateral Account.

     (b)  (ADJUSTMENTS WHERE THE VARIABLE RATE EQUALS OR EXCEEDS THE THRESHOLD
          RATE): If, on any Determination Date, Party A has the Prescribed Rating from each Current Rating Agency, Party B must pay from the Collateral Account to Party A on the next Payment Date the amount remaining after deducting from the then Prepayment Adjusted Amount (if any) the amount to be satisfied from it on that Payment Date pursuant to Section 2(f).

     (c) (PREPAYMENT): A prepayment by Party A under Part 5(4)(a) or Part 5(6)(a) will constitute a prepayment of Party A's payment obligations (to the extent thereof) in respect of the Basis Swap.

     (d) (PARTY A): All references to Party A in this Part 5(6) are to Party A in respect of the Basis Swap.

(7)  REDUCED PAYMENT

     If, on any Payment Date, the application of an amount from the Total Available Income towards Party B's obligations under the Basis Swap and the Fixed Swap for the Collection Period ending immediately prior to that Payment Date is insufficient to pay in full the amount due by Party B under the Basis Swap and the Fixed Swap, then Party B will (on the direction of the Global Trust Manager) make each such payment to the extent that it has funds available for that purpose. Party A's obligations to make any payment under the Basis Swap and the Fixed Swap will be reduced by the same proportion as the payment actually made by Party B in respect of the Basis Swap and the Fixed Swap bears to the amount of that payment actually due under the Basis Swap and the Fixed Swap.

(8) SEGREGATION: Where Party A in respect of the Basis Swap is a different entity to Party A in respect of the Fixed Swap, the provisions of this Agreement shall have effect separately and severally in respect of the Basis Swap and the Fixed Swap and shall be enforceable by Party B as though a separate agreement applied between Party A and Party B in respect of the Basis Swap and the Fixed Swap, so that (among other things):

     (a) representations made and agreements entered into by the parties under this Agreement are made and entered into separately and severally by Party A and Party B in respect of each of the Fixed Swap and the Basis Swap and may be enforced by Party B against Party A separately and severally in respect of each of the Fixed Swap and the Basis Swap;

     (b) rights of termination, and obligations and entitlements consequent upon termination, only accrue to Party A against Party B separately and severally in respect of each of the Fixed Swap and the Basis Swap, and only accrue to Party B against Party A separately and severally in respect of each of the Fixed Swap and the Basis Swap;

     (c) the occurrence of an Event of Default or Termination Event in respect of the Fixed Swap does not in itself constitute an Event of Default or Termination Event in respect of the Basis Swap; and

     (d) the occurrence of an Event of Default or Termination Event in respect of the Basis Swap does not in itself constitute an Event of Default or Termination Event in respect of the Fixed Swap.

(9) PAYMENT DEFAULT: In Section 5, delete Section 5(a)(i) and replace it with the following:

     "(i) FAILURE TO PAY. Failure by that party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before the tenth Business Day after notice of such failure is given to the party."

(10) TERMINATION: In Section 6:

     (i)  add the following sentence at the end of the second paragraph of
          Section 6(b)(ii):

          "However, if Party A is that other party it must, if so requested by the Global Trust Manager, use reasonable efforts (which will not require Party A to incur a loss, excluding material incidental expenses) to make such a transfer to an Affiliate (as that expression is defined in Section 14) provided each Current Rating Agency has given prior confirmation to Party A that such a transfer will not result in an Adverse Rating Effect.";

     (ii) Section 6(e) is amended by deleting the last sentence of the first paragraph.

(11) UNPAID AMOUNTS: After Section 6(e)(ii), a new Section 6(e)(iii) is inserted as follows, Section 6(e)(iii) and 6(e)(iv) are renumbered accordingly, and all cross references in the Agreement to Sections 6(e)(iii) and (iv) are renumbered to the extent necessary:

     "(iii) UNPAID AMOUNTS. If the Second Method and Loss apply in respect of a Terminated Transaction, in addition to the amounts (if any) payable under
     Section 6(e)(i)(4) or Section 6(e)(ii), an amount will be payable equal to the Termination Currency Equivalent of the Unpaid Amounts owing to Party A less the Termination Currency Equivalent of the Unpaid Amounts owing to Party B. If the amount payable is a positive number, Party B will pay that amount to Party A; if it is a negative number, Party A will pay that amount to Party B. For the purposes of this Section 6(e)(iii), the definition of "Unpaid Amounts" in Section 14 will be construed so that references in that definition to "all Terminated Transactions" and "each Terminated Transaction" are references only to Terminated Transactions in respect of which the Second Method and Loss apply."

(12) FACSIMILE TRANSMISSION: In Section 12:

     (a)  Replace Section 12(a)(iii) with:

          "(iii) if sent by facsimile transmission, on the date a transmission report is produced by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient notified for the purpose of this Section unless the recipient notifies the sender within one Business Day of the facsimile being sent that the facsimile was not received in its entirety in legible form;"

     (b) Insert a new paragraph (vi) in Section 12(a) immediately after Section 12(a)(v) as follows:

          "(vi) if sent by ordinary mail, on the third (seventh, if posted to or from a place outside Australia) day after posting."

(13)     DEFINITIONS

     In this Agreement, unless the contrary intention appears:

     (a) DEFINITIONS SCHEDULE AND SUPPLEMENTAL DEED: unless defined in this Agreement, words and phrases defined in the Definitions Schedule and the Supplemental Deed have the same meaning in this Agreement. Where there is any inconsistency in a definition between this Agreement (on the one hand) and the Definitions Schedule or the Supplemental Deed (on the other hand), this Agreement prevails. Where there is any inconsistency in a definition between the Definitions Schedule and the Supplemental Deed, the Supplemental Deed prevails over the Definitions
          Schedule in respect of the Trust. Where words or phrases used but not defined in this Agreement are defined in the Definitions Schedule in relation to a Trust (as defined in the Definitions Schedule) such words or phrases are to be construed in this Agreement, where necessary, as being used only in relation to the Trust (as defined in the Supplemental Deed);

     (b) INTERPRETATION: references to time are references to Melbourne time, unless stated otherwise;

     (c)  TRUSTEE CAPACITY:

          (i) a reference to Party B is a reference to Party B in its capacity as trustee of the Trust only, and in no other capacity; and

          (ii) a reference to the undertaking, assets, business, money or other thing of or in relation to Party B is a reference to the undertaking, assets, business, money or other thing of or in relation to Party B in the capacity referred to in paragraph (i) only;

     (d)  DEFINITIONS: in Section 14:

          (i) replace the definitions of "AFFECTED TRANSACTIONS" and "LOCAL BUSINESS DAY" with the following:

               "AFFECTED TRANSACTIONS" means, with respect to a Termination Event, all Transactions."

               "LOCAL BUSINESS DAY" has the same meaning as "BUSINESS DAY"."

          (ii) insert the following new definitions:

               "BASIS SWAP" means the Transaction entered into between Party A, Party B and the Global Trust Manager on the terms specified in the form of the Confirmation set out in Annexure 1 (or as otherwise agreed between Party A, Party B and the Global Trust Manager).

               "BASIS SWAP AMOUNT" in relation to a Determination Date and for an Interest Period means the aggregate Outstanding Principal Balance in relation to all Housing Loans forming part of the Purchased Mortgage Loans being charged a variable rate of interest at the opening of business on the first day of the Collection Period which relates to that Interest Period.

               "COLLATERAL ACCOUNT" means any account into which collateral is provided by Party A in accordance with this Agreement.

               "CCA" means, in respect of an entity where the entity does not have a short term credit rating from S&P equal to or higher than S&P's Prescribed Rating in respect of the Fixed Swap, an amount at least equal to the greater of:

               (i)  zero;

               (ii) CR;

               (iii) 1% of the Fixed Swap Amount; or

               (iv) the net amount (if any) as determined by the Global Trust
                    Manager that is expected to be due by Party A to Party B in respect of the Fixed Swap on the immediately following Payment Date.

               Where:

               CR = MTM + VB

               MTM = the aggregate mark-to-market value (whether positive or negative) of each Transaction in respect of the Fixed Rate Swap determined in accordance with the following paragraph no earlier than 3 Business Days prior to the date that the CCA is deposited in the Collateral Account.

               Party A must calculate the mark-to-market value of each Transaction in respect of the Fixed Rate Swap by obtaining 2 bids from counterparties willing to provide each Transaction in the absence of Party A with ratings acceptable to S&P. The mark-to-market value may be a positive or a negative amount. A bid has a negative value if the payment to be made is from the counterparty to Party A and has a positive value if the payment to be made is from Party A to the counterparty. The mark-to-market value is the higher of the bids (on the basis that any bid of a positive value is higher than any bid of a negative value).

               VB = the volatility buffer, being the value calculated by multiplying the Fixed Swap Amount as at the most recent Determination Date by the relevant percentage obtained from the following table:

               Where the period between      Where the period between     Where the period between
               the date of calculation and   the date of calculation      the date of calculation
               the weighted average of the   and the weighted average     and the weighted average
               maturity dates of the then    of the maturity dates of     of the maturity dates of
               fixed rate periods in         the then fixed rate          the then fixed rate
               respect of the Housing        periods in respect of the    periods in respect of the
               Loans forming part of the     Housing Loans forming part   Housing Loans forming part
               Purchased Mortgage Loans      of the Purchased Mortgage    of the Purchased Mortgage
               which are charged a fixed     Loans which are charged a    Loans which are charged a
               rate of interest is less      fixed rate of interest is    fixed rate of interest is
               than or equal to 5 years      greater than 5 years and     greater than 10 years
                                             less than or equal to 10
                                             years

                           1.5                          3.15                           6

               "DEFINITIONS SCHEDULE" means the document entitled "HomeSide Mortgage Securities Trusts Definitions Schedule" dated on or about the date of this Agreement between the parties listed in schedule 1 to that document.

               "FIXED RATE FINANCE CHARGES" means, in relation to an Interest Period, the aggregate Finance Charge Collections for the Collection Period ending immediately prior to the last date of the Interest Period for each Housing Loan charged a fixed rate of interest for the duration of that Collection Period (or for any Housing Loan charged a fixed rate of interest for part of that Collection Period, the Finance Charge Collections for the Housing Loan relating to that shorter Period).

               "FIXED SWAP" means the Transaction entered into pursuant to the terms of this Agreement between Party A, Party B and the Global Trust Manager on the terms specified in the form of the Confirmation set out in Annexure 2 (or as otherwise agreed between Party A, Party B and the Global Trust Manager).

               "FIXED SWAP AMOUNT" means, in relation to a Determination Date and for an Interest Period, the aggregate Outstanding Principal Balance in relation to all Housing Loans forming part of the Purchased Mortgage Loans (excluding Housing Loans being charged a variable rate of interest) at the opening of business on the first day of the Collection Period which relates to that Interest Period.

               "NET PREPAYMENT AMOUNT" in relation to the Basis Swap and a Determination Date and the Interest Period commencing on the next Prepayment Date, means the amount determined in accordance with the following formula:

                                            n
                           NPA = Y x BSA x ---
                                           365

               where:

               NPA     =    the Net Prepayment Amount for that Interest Period;

               Y       =    TR-VR (expressed as a percentage per annum);

               TR      =    the Threshold Rate on that Determination Date;

               VR      =    the Variable Rate on that Determination Date;

               BSA     =    the Basis Swap Amount for that Interest Period; and

               n       =    the actual number of days in that Interest Period.

               "PREPAYMENT ADJUSTED AMOUNT" means:

               (a) for the first Prepayment Date, the Net Prepayment Amount paid by Party A in respect of the Basis Swap pursuant to
                    Part 5(4)(a) of this Schedule in relation to the Interest Period commencing on that Prepayment Date; and

               (b) for each subsequent Prepayment Date, the aggregate balance of the Net Prepayment Amount paid by Party A in respect of the Basis Swap pursuant to Part 5(4)(a) of this Schedule after taking into account any applications and any additional prepayments by, or repayments to, Party A in respect of the Basis Swap pursuant to Part 5(6)(b) of this Schedule.

               "PRESCRIBED RATING" means:

               (a)  a short term credit rating of A-1 in the case of S&P;

               (b)  a short term credit rating of F-1+ in the case of Fitch; or

               (c) in the case of the Fixed Swap, a short term credit rating of P-1 or a long term rating of A2 in the case of Moody's and, in relation to the Basis Swap, a short term rating of P-1 in the case of Moody's.

               "SUPPLEMENTAL DEED" means the deed entitled "HomeSide Mortgage Securities Trust 2001-1 Supplemental Deed" dated on or about the date of this Agreement between Party A, Party B, the Global Trust Manager and others.

               "TRUST" means the HomeSide Mortgage Securities Trust 2001-1 constituted by the Master Trust Deed and a notice of creation of trust.

               "VARIABLE FINANCE CHARGES" in relation to an Interest Period means the aggregate Finance Charge Collections in respect of the Collection Period ending immediately prior to the last day of the Interest Period for each Housing Loan charged a variable rate of interest for the duration of that Collection Period (or for any Housing Loan charged a variable rate of interest for part of that Collection Period, the Finance Charge Collections for the Housing Loan relating to that shorter period).

               "VARIABLE RATE" in relation to a Determination Date means the rate then equal to the weighted average of the variable rates charged in respect of the Housing Loans forming part of the Purchased Mortgage Loans at the close of business on the last day of the Collection Period just ended.

     (f) ISDA DEFINITIONS: The 1991 ISDA Definitions (as supplemented by the 1998 Supplement to the 1991 ISDA Definitions) (as published by the International Swaps and Derivatives Association, Inc) (the "1991 ISDA DEFINITIONS") as at the date of this Agreement are incorporated into this Agreement and each Confirmation.

     (g) INCONSISTENCY: Unless specified otherwise, in the event of any inconsistency between any two or more of the following documents in respect of a Transaction they will take precedence over each other in the following order in respect of that Transaction:

          (i)  any Confirmation;

          (ii) this Agreement;

          (iii) the Supplemental Deed;

          (iv) the Definitions Schedule; and

          (v)  the 1991 ISDA Definitions.

     (h)  SWAP TRANSACTION: Any reference to a:

          (i) "SWAP TRANSACTION" in the 1991 ISDA Definitions is deemed to be a reference to a "TRANSACTION" for the purpose of interpreting this Agreement or any Confirmation; and

          (ii) "TRANSACTION" in this Agreement or any Confirmation is deemed to be a reference to a "SWAP TRANSACTION" for the purpose of interpreting the 1991 ISDA Definitions.

(14) LIMITATION OF LIABILITY: Insert the following Section 16, after Section 15:

     "16. PARTY B'S LIMITATION OF LIABILITY

          Clause 2 of the Definitions Schedule applies to this Agreement as if set out in full in it (with any consequential changes as are necessary to give effect to that clause in this Agreement).

(15) SEND INFORMATION: Insert the following new Section 17 after Section 16:

     "17 SEND INFORMATION

          On each Determination Date the Global Trust Manager will send to each Current Rating Agency such information in the possession of the Global Trust Manager as each Current Rating Agency reasonably requires in relation to the Basis Swap, the Fixed Swap and any other matters in connection with this Agreement."

(16) NOTES REPAID: Insert the following new Section 18 after Section 17:

     "18  NOTES REPAID

          If the Invested Amount in respect of all Notes has been repaid, or all Notes are deemed under the Transaction Documents to have been redeemed in full, then the obligations (if any) of Party A in respect of the Basis Swap under Part 5(4)(a) and Part 5(7) of the Schedule cease and Party B must repay to Party A in respect of the Basis Swap any remaining prepayments made pursuant to those provisions, together with any collateral provided by Party A to Party B."

(17) FURTHER ASSURANCES: Each party will, upon request by any other party (the "REQUESTING PARTY") at the expense of the requesting party, perform all such acts and execute all such agreements, assurances and other documents and instruments as the requesting party reasonably requires (and, in the case of Party B, are within the powers granted to Party B under the Master Trust Deed) to assure and confirm the rights and powers afforded, created or intended to be afforded or created, under or in relation to this Agreement and each Transaction or other dealing which occurs under or is contemplated by it.

(18) DERIVATIVE CONTRACT: The parties acknowledge and agree that for the purposes of the Transaction Documents this Agreement is a Derivative Contract.

(19) PROCEDURES FOR ENTERING INTO TRANSACTIONS

     (a) With respect to each Transaction entered into pursuant to this Agreement and for the purposes of Section 9(e)(ii), Party A will, by or promptly after the relevant Trade Date, send:

          (i) Party B and the Global Trust Manager a Confirmation substantially in the form set out in Annexure 1 (or in such other form as may be agreed between Party A, Party B and the Global Trust Manager), and Party B and the Global Trust Manager must promptly then confirm the accuracy of and sign and return, or request the correction of, such Confirmation; and

          (ii) Party B and the Global Trust Manager a Confirmation substantially in the form set out in Annexure 2 (or in such other form as may be agreed between Party A, Party B and the Global Trust Manager), and Party B and the Global Trust Manager must promptly then confirm the accuracy of and sign and return, or request the correction of, such Confirmation; and

     (b) Party B will enter into each Transaction in its capacity as trustee of the Trust.

(20) AUTHORISED PERSON: Each party will be entitled to assume, in the absence of any knowledge to the contrary, that any person signing any Confirmation, notice or other written communication issued in respect of this Agreement on behalf of a party is an Authorised Person of that party.

(21) RECORDED CONVERSATIONS: Each party:

     (a) consents to the electronic recording of its telephone conversations with the other party (or any of its associated persons) with or without the use of an automatic tone warning device;

     (b) will provide transcripts of such recordings (if any) upon reasonable request by the other party (at the reasonable cost of the party requesting);

     (c) acknowledges that such recordings and transcripts can be used as evidence by either party in any dispute between them; and

     (d) acknowledges that neither is obligated to maintain copies of such recordings and transcripts for the benefit of the other party.

(22) KNOWLEDGE OR AWARENESS: Subject to Section 12(a), each party will only be considered to have knowledge or awareness of, or notice of, a thing or grounds to believe anything by virtue of the officers of that party or any Related Entity of that party which have the day to day responsibility for the administration or management of that party's (or a Related Entity of that party's) obligations in relation to the Trust or the Transactions entered into under this Agreement having actual knowledge, actual awareness or actual notice of that thing, or grounds or reason to believe that thing (and similar references will be interpreted in this way).

(23) AMENDMENTS TO THIS AGREEMENT: The Global Trust Manager must give 10 Business Days' notice in writing to each Current Rating Agency of any amendments to this Agreement.

(24) GLOBAL TRUST MANAGER'S UNDERTAKING: The Global Trust Manager, Party A and Party B undertake to comply with their respective obligations under the Supplemental Deed and the other Transaction Documents for the Trust. For the avoidance of doubt, the parties acknowledge and agree that the failure by Party B, the Global Trust Manager or Party A to comply with this undertaking will not give rise to an Event of Default under this Agreement.

(25) APPOINTMENT OF GLOBAL TRUST MANAGER: Party A acknowledges that, under the Master Trust Deed, Party B has appointed the Global Trust Manager as Global Trust Manager of the Trust, with the powers set out in, and upon and subject to the terms of the Master Trust Deed.

(26) BREAK COSTS: For the avoidance of doubt, the parties acknowledge and agree that the non-payment to Party A of Early Repayment Costs on a Payment Date will not give rise to an Event of Default under this Agreement. The Global Trust Manager will procure the Servicer to pay any Early Repayment Costs in respect of a Collection Period to Party A on each Payment Date.

(27) AUSTRALIAN ADDENDA. The following addenda to Schedule to Master Agreement of International Swap Dealers Association, Inc. in the form of the copies attached to this Agreement are deemed to be incorporated in this Agreement:

     - September 1991 Australian Addendum No. 1 (as amended in September 1992, March 1994 and March 1997) - Interest Rate Caps, Collars and Floors

     - September 1991 Australian Addendum No. 2 (as amended in September 1992 and March 1997) - Swaptions

     -    September 1992 Australian Addendum No. 6 - $A Forward Rate Agreements

     -    September 1992 Australian Addendum No. 7 - Forward Rate Bill
          Agreements

PART 6 - SECURITISATION PROVISIONS

(a) INCONSISTENCY. In the event of any inconsistency between the provisions of this Part 6 and any other provision of this Agreement, the provisions of this Part 6 will prevail.

(b) DEDUCTION OR WITHHOLDING FOR TAX. Section 2 of the agreement is amended as follows:

     (i) In Section 2(d)(ii)(1) the following words are deleted where they appear:

          "in respect of which X would not be required to pay an additional amount to Y under section 2(d)(i)(4)".

     (ii) Section 2(d)(i)(4) is deleted in its entirety.

(c)  EVENTS OF DEFAULT AND TERMINATION EVENTS.

     (i) The following provisions of Section 5 will not apply to either Party A or Party B:

          Section 5(a)(ii)
          Section 5(a)(iii)
          Section 5(a)(iv)
          Section 5(a)(v)
          Section 5(a)(vi)
          Section 5(a)(viii)
          Section 5(b)(ii)
          Section 5(b)(iii)
          Section 5(b)(iv)

     (ii) Section 5(a)(i) will not apply to the extent it relates to a failure to include in amounts due to be paid to Party A under the Fixed Swap any Early Repayment Costs for the related Collection Period.

(d)  TRANSFER.

     (i)  A new paragraph (c) is added to Section 7 as follows:

          "a party may make such a transfer under, or in accordance with, the Master Security Trust Deed."

     and replace the "." at the end of Section 7(b) with "; and".

     (ii) The following sentence is added to Section 7 immediately before the last sentence in Section 7:

          "Any transfer in accordance with this Section 7 must be to a party with a rating acceptable to each Current Rating Agency and be notified to each Current Rating Agency by the party making the transfer."

(e)  ROLE AND LIABILITY OF GLOBAL TRUST MANAGER.

     Party A acknowledges that the Global Trust Manager will perform the day to day management of the Trust on the terms and conditions of the Master Trust Deed.

     Notwithstanding any other provision of this Agreement, the Global Trust Manager is not liable:

     (i) in connection with anything done by it in good faith and without negligence in reliance upon any document, form or list except where it is actually aware that the document, form or list is not genuine;

     (ii) if it fails to do anything because it is prevented or hindered from doing it by law or order;

     (iii) to anyone for payments made by it in good faith to a fiscal authority in connection with Taxes (including Taxes assessed on the income of the Trust) or other charges in respect of a Trust even if the payment need not have been made;

     (iv) if a person fails to carry out an agreement with the Global Trust Manager in connection with the Trust; or

     (v) to anyone because of any error of law or any matter done or omitted to be done by it in good faith in the event of the liquidation or dissolution of a company (other than a company under its control), except to the extent that any of the foregoing is caused by the Global Trust Manager's own gross negligence, fraud or wilful default.

     The Global Trust Manager personally is not a "party" (as that term is used in Section 2(a)(i) of the Master Agreement) under the Agreement for the purposes of determining the obligations, representations and undertakings of each "party" to it.

                                   ANNEXURE 1

                       FORM OF CONFIRMATION FOR BASIS SWAP
             - HOMESIDE MORTGAGE SECURITIES TRUST 2001-1 ("TRUST")

                              [PARTY A LETTERHEAD]

   24 January 2001

TO:   Perpetual Trustee Company Limited      HomeSide Global MBS Manager, Inc.
      Level 3                                7301 Baymeadows Way
      39 Hunter Street                       Jacksonville  Florida  32256
      Sydney  NSW  2000                      United States of America

          ATTENTION: MANAGER, SECURITISATION      ATTENTION: GENERAL COUNSEL

SWAP CONFIRMATION - BASIS SWAP

The purpose of this letter is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below ("TRANSACTION"). This letter constitutes a "CONFIRMATION" as referred to in the Master Agreement specified below.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 25 January 2001, as amended, novated or supplemented from time to time ("AGREEMENT"), between National Australia Bank Limited (ABN 12 004 044 937) ("PARTY A"), Perpetual Trustee Company Limited, (ABN 42 000 001 007) as trustee of the Trust ("PARTY B") and HomeSide Global MBS Manager, Inc. ("GLOBAL TRUST MANAGER"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Transaction to which this Confirmation relates are as follows:

OUR REFERENCE:                            [               ]

TRADE DATE:                               [17 January 2001]

EFFECTIVE DATE:                           [25 January 2001]

TERMINATION DATE:                         Means the earlier of:

                                              (a)  the date that all the Notes
                                              have been redeemed in full; and

                                              (b)  the Termination Date for the
                                              Trust,

                                          subject to the Following  Business
                                          Day Convention.

NOTIONAL AMOUNT:                          With respect to each Interest
                                          Period just ended, means the Basis
                                          Swap Amount for that Interest
                                          Period.

FLOATING ADMINISTERED RATE AMOUNTS:


Floating Administered Rate Payer:        Party B

Floating Administered Rate Payer         Each Payment Date
Payment Dates:

Floating Rate Option:                     The weighted average of the weighted
                                          average interest rates for all
                                          Housing Loans comprising part of
                                          the Purchased Mortgage Loans being
                                          charged a variable rate of interest
                                          during the Collection Period which
                                          relates to the relevant Interest
                                          Period, as calculated by the Global
                                          Trust Manager on the first Business
                                          Day of each calendar month during
                                          that Collection Period.

Floating Rate Day Count Fraction:         Actual (Fixed 365).

FLOATING BBSW AMOUNTS:

Floating BBSW Rate Payer:                 Party A

Floating BBSW Rate Payer Payment Dates:   Each Payment Date

Payment Dates:

Floating Rate Option:                     Bank Bill Rate

Spread:                                   For each Payment Date  before the
                                          Payment Date falling in April 2008,
                                          [             ]%.

                                          For each Payment Date on or after
                                          the Payment Date falling in April
                                          2008, [ ]%except where the
                                          Noteholders do not approve of the
                                          redemption of the Notes in
                                          accordance with the Transaction
                                          Documents, in which case the spread
                                          will be [ ]%.

Floating Rate Day Count:                  Actual/365 (Fixed)

Reset Dates:                              The first day of each Interest Period.

BUSINESS DAY:                             Melbourne

BUSINESS DAY CONVENTION:                  Following

CALCULATION AGENT:                        The Global Trust Manager

ACCOUNT DETAILS INSTRUCTION:

Account for payments to Party A:          [Please advise]

Account for payments to Party B:          [Please advise]


OTHER PROVISIONS:                         The Transaction to which this
                                          Confirmation relates is a Basis
                                          Swap for the purposes of the
                                          Agreement.

Please confirm that the above correctly sets out the terms of our agreement in respect of the Transaction to which this Confirmation relates by signing and returning it to us by facsimile today.

Executed documents will follow by mail.

Yours sincerely

SIGNED for and on behalf of                 SIGNED for and on behalf of
PERPETUAL TRUSTEE COMPANY                   NATIONAL AUSTRALIA BANK LIMITED
LIMITED (ABN 42 000 001 007) as trustee     (ABN 12 004 044 937)
of the HomeSide Mortgage Securities
Trust 2001-1


By: _______________________________         By: ______________________________
    (Authorised Person)                         (Authorised Person)

Name: _____________________________         Name: ____________________________

Title: ____________________________         Title: ___________________________



SIGNED for and on behalf of
HOMESIDE GLOBAL MBS MANAGER, INC.

By: _______________________________
    (Authorised Person)

Name: _____________________________

Title: ____________________________

                                   ANNEXURE 2

                       FORM OF CONFIRMATION FOR FIXED SWAP
               - HOMESIDE MORTGAGE SECURITIES TRUST 2001-1 ("TRUST")

                              [PARTY A LETTERHEAD]

[DATE]

TO:  Perpetual Trustee Company Limited       HomeSide Global MBS Manager, Inc.,
     Level 3                                 7301 Baymeadows Way
     39 Hunter Street                        Jacksonville  Florida  32256
     Sydney  NSW  2000                       United States of America


     ATTENTION: MANAGER, SECURITISATION      ATTENTION: GENERAL COUNSEL

SWAP CONFIRMATION - FIXED SWAP

The purpose of this letter is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below ("TRANSACTION"). This letter constitutes a "CONFIRMATION" as referred to in the Master Agreement specified below.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 25 January 2001, as amended, novated or supplemented from time to time ("AGREEMENT"), between National Australia Bank Limited, (ABN 12 004 044 937) ("PARTY A"), Perpetual Trustee Company Limited (ABN 42 000 001 007) as trustee of the Trust ("PARTY B") and HomeSide Global MBS Manager, Inc. ("GLOBAL TRUST MANAGER"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Transaction to which this Confirmation relates are as follows:

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OUR REFERENCE:                            [               ]

TRADE DATE:                               [17 January 2001]

EFFECTIVE DATE:                           [25 January 2001]

TERMINATION DATE:                         Means the earlier of:

                                          (a)  the date that all of the Notes
                                          have been redeemed in full; and

                                          (b)  the Termination Date for the
                                          Trust, subject to the Following
                                          Business Day Convention.

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NOTIONAL AMOUNT:                          With respect to each Interest
                                          Period just ended, means the Fixed
                                          Swap Amount for that Interest
                                          Period.

FIXED AMOUNTS:

FIXED RATE PAYER:                         Party B

FIXED RATE PAYER PAYMENT DATES:           Each Payment Date

FIXED RATE:                               The weighted average of the
                                          weighted average interest rates for
                                          all Housing Loans comprising part
                                          of the Purchased Mortgage Loans
                                          being charged a fixed rate of
                                          interest during the Collection
                                          Period that relates to the relevant
                                          Interest Period, as calculated by
                                          the Global Trust Manager on the
                                          first Business Day of each calendar
                                          month during that Collection Period.

Fixed Rate Day Count Fraction:            Actual/365 (Fixed).

FLOATING AMOUNTS:

FLOATING RATE PAYER:                      Party A

FLOATING RATE PAYER PAYMENT DATES:        Each Payment Date

FLOATING RATE OPTION:                     Bank Bill Rate

SPREAD:                                   For each Payment Date before the
                                          Payment Date falling in April 2008,
                                          [           ]%.

                                          For each Payment Date on or after
                                          the Payment Date falling in April
                                          2008, [ ]%, except where the
                                          Noteholders do not approve of the
                                          redemption of the Notes in
                                          accordance with the Transaction
                                          Documents, in which case the spread
                                          will be [ ]%.

FLOATING RATE DAY COUNT FRACTION:         Actual/365 (Fixed)

RESET DATES:                              The first day of each Interest Period.

BUSINESS DAY:                             Melbourne

BUSINESS DAY CONVENTION:                  Following

CALCULATION AGENT:                        The Global Trust Manager

ACCOUNT DETAILS INSTRUCTION:

Account for payments to Party A           [Please advise]

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Account for payments to Party B           [Please advise]

OTHER PROVISIONS:                         The Transaction to which this
                                          Confirmation relates is a Fixed
                                          Swap for the purposes of the
                                          Agreement.
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Please confirm that the above correctly sets out the terms of our agreement in respect of the Transaction to which this Confirmation relates by signing and returning it to us by facsimile today.

Executed documents will follow by mail.

Yours sincerely

SIGNED for and on behalf of                 SIGNED for and on behalf of
PERPETUAL TRUSTEE COMPANY                   NATIONAL AUSTRALIA BANK LIMITED
LIMITED (ABN 42 000 001 007) as trustee     (ABN 12 004 044 937)
of the HomeSide Mortgage Securities
Trust 2001-1


By: _______________________________         By: _______________________________
    (Authorised Person)                         (Authorised Person)

Name: _____________________________         Name: _____________________________

Title: ____________________________         Title: ____________________________


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SIGNED for and on behalf of HOMESIDE
GLOBAL MBS MANAGER, INC.

By: _______________________________
    (Authorised Person)

Name: _____________________________

Title: ____________________________


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
SIGNED by                                            )
as attorney for NATIONAL AUSTRALIA                   )
BANK LIMITED under power of attorney                 )
dated                                                )
                                                     )
in the presence of:                                  )
                                                     )
Signature of witness                                 )
                                                     )
Name of witness (block letters)                      )
                                                     )
Address of witness                                   )
                                                     )         By executing this agreement the attorney states
                                                     )         that the attorney has received no notice of
Occupation of witness                                )         revocation of the power of attorney
                                                     )

SIGNED by                                            )
as attorney for PERPETUAL TRUSTEE                    )
COMPANY LIMITED under power of                       )
attorney dated                                       )
                                                     )
in the presence of:                                  )
                                                     )
Signature of witness                                 )
                                                     )
Name of witness (block letters)                      )
                                                     )
Address of witness                                   )
                                                     )         By executing this agreement the attorney states
                                                     )         that the attorney has received no notice of
Occupation of witness                                )         revocation of the power of attorney
                                                     )


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SIGNED by                                            )
on behalf of HOMESIDE GLOBAL                         )
MBS MANAGER, INC. in                                 )
the presence of:                                     )
                                                     )
Signature of witness                                 )
                                                     )
Name of witness (block letters)                      )
                                                     )
Address of witness                                   )
                                                     )
Occupation of witness                                )         By executing this agreement the signatory
                                                     )         states that the signatory has received no
                                                     )         notice of revocation of the authority under
                                                     )         which this Agreement is executed
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